Exhibit 32.01
Certification by the Chief Financial Officer Pursuant to 18 U. S. C. Section 1350, as
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U. S. C. Section 1350, I, Seth Halio, hereby certify that, to the best of my knowledge, the Quarterly Report of Diamond Foods, Inc. on Form 10-Q for the quarter ended April 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and that the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of Diamond Foods, Inc.

/s/ Seth Halio

Seth Halio
Exective Vice President and Chief Financial Officer
Date: June 7, 2006

This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Certification by the Chief Executive Officer Pursuant to 18 U. S. C. Section 1350, as
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U. S. C. Section 1350, I, Michael Mendes, hereby certify that, to the best of my knowledge, the Quarterly Report of Diamond Foods, Inc. on Form 10-Q for the quarter ended April 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and that the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of Diamond Foods, Inc.

/s/ Michael Mendes

Michael Mendes
President and Chief Financial Officer
Date: June 7, 2006

This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.